UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

COLE CREDIT PROPERTY TRUST II, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2010
QUESTIONS AND ANSWERS
PROPOSAL 1 ELECTION OF DIRECTORS
CERTAIN INFORMATION ABOUT MANAGEMENT
BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
AUDIT COMMITTEE REPORT
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
STOCKHOLDER PROPOSALS
OTHER MATTERS

COLE CREDIT PROPERTY TRUST II, INC.
2555 East Camelback Road, Suite 400
Phoenix, Arizona 85016

April 14, 2010

Dear Stockholder:

You are cordially invited to attend our 2010 Annual Meeting of Stockholders to be held on Wednesday, May 26, 2010, at 9:00 a.m. local time at our offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2010 Annual Meeting of Stockholders and Proxy Statement.

Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Cole Credit Property Trust II, Inc. and for a discussion of the business to be considered at the meeting.

It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

/s/  CHRISTOPHER H. COLE
Christopher H. Cole
Chairman, President and
Chief Executive Officer

COLE CREDIT PROPERTY TRUST II, INC.

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 26, 2010

To Cole Credit Property Trust II, Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of Cole Credit Property Trust II, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Wednesday, May 26, 2010, at 9:00 a.m. local time at our offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016. The purpose of the meeting is to:

1.	Elect three directors to hold office for one-year terms expiring at the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

2.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on March 25, 2010 are entitled to receive this notice and to vote at the meeting. This proxy statement, the proxy card and our 2009 annual report to stockholders are being mailed to you on or about April 16, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 26, 2010.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.colecapital.com.

You may obtain directions to attend the 2010 annual meeting of stockholders of the Company by calling 1-800-778-8700.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors

/s/  JOHN M. PONS
John M. Pons
Secretary

Phoenix, Arizona
April 14, 2010

PLEASE VOTE — YOUR VOTE IS IMPORTANT

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at our Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why did you send me this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2010 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or give your proxy by telephone or over the Internet, you are giving us your permission to vote your shares of common stock at the annual meeting. The people who will vote your shares of common stock at the annual meeting are D. Kirk McAllaster, Jr. and John M. Pons. They will vote your shares of common stock as you instruct, unless you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions. In this case, the proxies will vote FOR all of the director nominees. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or submit your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or submit your proxy by telephone or over the Internet as soon as possible whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Wednesday, May 26, 2010, at 9:00 a.m. local time at our offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

Q:	How many shares of common stock can vote?

A:	As of the close of business on the record date of March 25, 2010, there were 206,007,064 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on March 25, 2010 is entitled to one vote for each share of common stock held at that date and time.

Q:	What is a “quorum”?

A:	A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q:	What may I vote on?

A:	You may vote on the election of nominees to serve on the board of directors and on any other proposal to be voted on.

Q:	How does the board of directors recommend I vote on the proposal?

A:	The board of directors recommends a vote FOR each of the nominees for election as director who are named as such in this proxy statement.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on March 25, 2010, the record date, is entitled to vote at the annual meeting.

Q:	How do I vote?

A:	You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded. Stockholders may submit their proxy via mail, using the enclosed proxy card. In addition, stockholders of record who live in the United States may authorize proxies by following the “Telephone” instruction on the enclosed proxy card. Stockholders of record with Internet access may submit a proxy by following the “Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you may also submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted FOR the nominees for director, and with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of Messrs. McAllaster and Pons.

Q:	Will my vote make a difference?

A:	Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.

Q:	What if I return my proxy card and then change my mind?

A:	You have the right to revoke your proxy at any time before the vote by:

(1) notifying John M. Pons, our Secretary, in writing at our offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016;

(2) attending the meeting and voting in person; or

(3) returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the annual meeting other than the election of directors, if any other business is properly presented at the annual meeting, your proxy gives authority to D. Kirk McAllaster, Jr., our executive vice president and chief financial officer, and John M. Pons, our secretary, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Who pays the cost of this proxy solicitation?

A:	Cole REIT II will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:	No. In addition to mailing proxy solicitation material, our directors and officers and personnel of our advisor and affiliates, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to directors, officers or other personnel for such services. We have retained D.F. King & Co., Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of such services to the Company to be approximately $50,000.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:	While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would mark the appropriate box on the enclosed proxy card, or indicate you plan to attend when you authorize your proxy by telephone or over the Internet, to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Whom should I call if I have any questions?

A:	If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Call Toll free: (800) 628-8536 or
Collect at (212) 269-5550

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all three members of our board of directors. Those persons elected will serve as directors until the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for election as directors:

•	Christopher H. Cole

•	Marcus E. Bromley

•	George N. Fugelsang

Each of the nominees for director, other than Mr. Fugelsang, is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below.

If you return a properly executed proxy card, or if you authorized your proxy by phone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

The vote of holders of a majority of all shares present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the board of directors, is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating ‘‘FOR ALL NOMINEES LISTED” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL OTHER THAN THOSE LISTED” will be considered a vote in favor of all nominees except those nominees you specifically list and a vote against the nominees you specifically list. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “WITHHELD FOR ALL” will be considered a vote against all directors.

THE BOARD RECOMMENDS A VOTE “FOR ALL NOMINEES LISTED” FOR ELECTION AS DIRECTORS

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors. Our board of directors has nominated each of the following individuals for election as a director to serve until our 2011 Annual Meeting of Stockholders and until his or her successor is elected and qualifies. Each nominee, other than Mr. Fugelsang, currently is a director of the Company. Mr. Bromley is an independent director and Mr. Fugelsang will be considered an independent director upon his election. Elizabeth L. Watson, a member of our board of directors whose term expires at our 2010 Annual Meeting of Stockholders, is not a nominee for re-election as a director.

Name	Age	Positions

Christopher H. Cole	57	Chairman, Chief Executive Officer and President

Marcus E. Bromley	60	Director (Independent)

Elizabeth L. Watson	50	Director (Independent)

George N. Fugelsang	69	Director Nominee (Independent)

Christopher H. Cole has served as our chairman, chief executive officer and president since our formation in September 2004. Mr. Cole also has served as the chief executive officer of Cole REIT Advisors II, LLC (“Cole Advisors II”), our advisor, since its formation in September 2004, and as its president since October 2007, and previously served as its president from September 2004 until March 2007.

Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust, Inc. (“Cole REIT I”) since its formation in March 2004. He has served as the chief executive officer of Cole REIT Advisors, LLC (“Cole Advisors”) since its formation in April 2004, and as its president since October 2007, and previously served as its president from April 2004 until March 2007. Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust III, Inc. (“Cole REIT III”) since its formation in January 2008. He has served as the chief executive officer and president of Cole REIT Advisors III, LLC (“Cole Advisors III”) since its formation in January 2008, and previously served as its treasurer from January 2008 until September 2008.

Mr. Cole has been the sole shareholder, chief executive officer, president and treasurer of Cole Holdings Corporation since its formation in August 2004 and has served as its chairman and secretary since October 2007. Mr. Cole has also been engaged as a general partner in the structuring and management of real estate limited partnerships since February 1979. Mr. Cole has served as the chief executive officer of Cole Capital Advisors, Inc. (“Cole Capital Advisors”) since December 2002, as its president since October 2007, as its treasurer since its formation in November 2002, and previously served as its president from November 2002 until March 2007 and as its secretary from November 2002 until December 2002. Mr. Cole has served as the chief executive officer and treasurer of Cole Capital Partners, LLC (“Cole Capital Partners”) since January 2003, as its president since October 2007, and previously served as its president from January 2003 to March 2007. Mr. Cole has served as the chief executive officer of Cole Realty Advisors, Inc. (“Cole Realty Advisors”) since December 2002, as its president since October 2007, as its treasurer since its formation in November 2002, and previously served as its president from November 2002 until March 2007, and its secretary from November 2002 until December 2002.

Mr. Cole has served as the chief executive officer and treasurer of the Cole Growth Opportunity Fund I GP, LLC since its formation in March 2007. Mr. Cole served as the executive vice president and treasurer of Cole Capital Corporation from December 2002 until January 2008. Mr. Cole has been the sole director of Cole Capital Corporation since December 2002. The board of directors selected Mr. Cole to serve as a director because he is the Company’s Chief Executive Officer and Mr. Cole’s experience and relationships in the non-traded REIT and real estate industries, along with his knowledge of the Cole-related organization, will provide significant value to the board of directors.

Marcus E. Bromley has been a member of our board of directors, chairman of our board’s compensation committee and a member of our board’s audit committee since May 2005. Mr. Bromley has also served as a member of the board of directors of Cole REIT III since October 2008. From 1993 through 2005, Mr. Bromley served as a member of the board of trustees of Gables Residential Trust, a $3 billion multi-family residential REIT with operations in Texas, Georgia, South Florida, Washington, D.C. and Southern California that was listed on the New York Stock Exchange prior to its sale in 2005. From December 1993 until June 2000, Mr. Bromley also served as the chief executive officer of Gables Residential Trust. Prior to joining Gables Residential Trust, Mr. Bromley was a division partner of Trammell Crow Residential from 1982 until 1993. Mr. Bromley also serves on the board of directors of Private Bank of Buckhead (Atlanta), a community bank, and on the board of directors of Nancy Creek Capital (Atlanta), a private equity firm. Mr. Bromley holds a B.S. in Economics from Washington & Lee University and a M.B.A. from the University of North Carolina. The board of directors selected Mr. Bromley to serve as a director because Mr. Bromley’s experience as the chief executive officer of a public real estate company, his general knowledge of the real estate industry and his financing experience will bring valuable resources to the board of directors.

Elizabeth L. Watson has been a member of our board of directors, chairperson of our board’s audit committee and a member of our board’s compensation committee since May 2005. Ms. Watson is not standing for reelection at this year’s annual meeting of stockholders. Since September 2003, Ms. Watson has been a partner in, and has served as the chief operating officer for, NGP Capital Partners III, LLC (“NGP Capital”). Prior to joining NGP Capital, she was a retail research analyst for Legg Mason Wood Walker from June 2002 until September 2003. From November 1997 until June 2002, Ms. Watson was a partner in and served as executive vice president and chief financial officer of National Government Properties (“NGP”). Before joining NGP, Ms. Watson served as the senior vice president, chief financial officer and treasurer of Government Properties Investors, Inc. from June 1994 until March 1997. From 1992 until 1994, Ms. Watson served as senior vice president, chief financial officer and treasurer of Prime Retail, Inc., a publicly traded real estate investment trust that developed and owned factory outlet centers, and its predecessor company, The Prime Group. Ms. Watson received her B.S. Accounting and M.B.A. from the University of Maryland. She holds a Masters of Real Estate from John Hopkins University and an International Executive M.B.A. from Georgetown University. For the past ten years, she has been a lecturer for Johns Hopkins University’s Real Estate Masters Program and has taught real estate accounting and taxation, real estate finance and real estate investments. She is a licensed certified public accountant and is a member of the Maryland Association of CPAs, National Association of Real Estate Investment Trusts (“NAREIT”) and the National Association of Real Estate Companies. The board of directors selected Ms. Watson to serve as a director because Ms. Watson’s experience in the real estate industry, including her experience in retail real estate, as well as her financial experience as the chief financial officer of a real estate program. This experience provided the board of directors with both strategic and financial reporting guidance.

George N. Fugelsang is a nominee to be a member of our board of directors. From 1994 through 2001, Mr. Fugelsang was chief executive officer of Dresdner Kleinwort Benson North America, the U.S.-based investment banking business of Dresdner Bank AG, where he was responsible for all of Dresdner Bank AG’s activities in North America. From 1996 until 2001, Mr. Fugelsang was also chairman of the board of Dresdner Bank Mexico, S.A., chairman of the board of Dresdner Bank Canada and a member of the board of directors of Dresdner RCM Global Investors LLC. Mr. Fugelsang served on the board of managers of Mrs. Fields’ Famous Brands, LLC from May 2004 until July 2008. Mr. Fugelsang also served on the board of trustees of the Institute of International Bankers, the Thunderbird School of Global Management and a member of the board of directors of Advanced Research Technologies of Montreal, Canada. He was also a member of the board of the New York City Partnership, the German American Chamber of Commerce, Inc., and a director of the Foreign Policy Association in New York. Mr. Fugelsang currently serves on the advisory board of the Monterey Institute of International Studies, an affiliate of Middlebury College. The board of directors has nominated Mr. Fugelsang to serve as a director because of Mr. Fugelsang’s experience as the chief executive officer of an investment bank, his extensive financing experience and general business experience will bring valuable resources to the board of directors.

Board Meetings and Annual Stockholder Meeting

The board of directors held five regular meetings and held one special meeting during the fiscal year ended December 31, 2009. Each director attended all of his or her board and committee meetings in 2009. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend. Last year all of our directors attended our Annual Meeting of Stockholders.

Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. The board consults with our legal counsel to ensure that the board’s determinations are consistent with our charter and applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that the majority of our board is comprised of independent directors. A copy of our charter, which includes the independence standards used by our board of directors, can be located on our website at www.colecapital.com by clicking on “Investments” and then “Investor Relations.”

Board Committees

The board maintains certain standing committees to assist in fulfilling its responsibilities. The board has established two permanent committees, each composed solely of independent directors: the audit committee and the compensation committee. Each committee of the board reports regularly to the full board and annually evaluates its performance. Each committee meets periodically during the year, usually in conjunction with regular meetings of the board. The committees established by the board, their particular areas of responsibility, and other related information, are described below.

Audit Committee

The audit committee of the board of directors is comprised of Ms. Watson (chairperson) and Mr. Bromley. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our website at www.colecapital.com by clicking on “Investments” and then “Investor Relations.”

Although our shares are not listed for trading on any national securities exchange, both members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. While both members of the audit committee have significant financial and/or accounting experience, the board of directors determined that Ms. Watson satisfies the SEC’s requirements for an “audit committee financial expert” and designated Ms. Watson as our audit committee financial expert. During 2009, the audit committee met four times. If Mr. Fugelsang is elected, we expect that he would become a member of the audit committee.

Compensation Committee

The compensation committee of the board of directors is comprised of Mr. Bromley (chairman) and Ms. Watson. Although our shares are not listed for trading on any national securities exchange, both of the members of the compensation committee meet the current independence and qualification requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. The primary purpose of the compensation committee is to oversee our compensation programs. Our executive officers currently do not receive compensation directly from us for services rendered to us. Accordingly, the compensation committee did not hold any meetings during 2009. The compensation committee has adopted a written charter approved by the board of directors. The compensation committee charter can be located on our website at www.colecapital.com by clicking on “Investments” and then “Investor Relations.” If Mr. Fugelsang is elected, we expect that he would become a member of the compensation committee.

Nominating Board of Directors — Functions

Our board of directors believes that it is appropriate for our board not to have a standing nominating committee as it would be comprised of the entire board. Therefore, all members of our board of directors participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to identify individuals qualified to serve on the board of directors and to select a slate of director nominees for election by the stockholders at the annual meeting.

Board Membership Criteria and Selection of Directors

The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.

In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. Our board of directors may engage the services of a search firm to assist in identifying potential director nominees. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 12 of our bylaws.

In considering possible candidates for election as a director, the Board of Directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to be able to offer advice and guidance to management; (iv) have sufficient time available to devote to our affairs; (v) represent the long-term interests of our stockholders as a whole; and (vi) represent a diversity of background and experience.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairperson of the Cole Credit Property Trust II, Inc. Audit Committee, c/o Corporate Secretary, 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

The chairperson of the audit committee will receive all communications made by this means.

Board Leadership Structure; Independent Lead Director

Christopher H. Cole serves as both our Chairman of the Board and Chief Executive Officer. The board of directors believes that independent oversight of management is an important component of an effective board of directors. The independent board of directors’ members have determined that the most effective board of directors’ leadership structure for the Company at the present time is for the Chief Executive Officer to also serve as Chairman of the board of directors. The independent board members believe that because the Chief Executive Officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board deliberations, the Chief Executive Officer is the director best qualified to act as Chairman of the board. The board of directors retains the authority to modify this structure to best address the Company’s unique circumstances, and so advance the best interests of all stockholders, as and when appropriate. In addition, although we do not have a lead independent director, the board of directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by our advisor, whereby all operations are conducted by our advisor or its affiliates.

The board of directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight or management accountability, which is the goal that many seek to achieve by separating the roles. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our external advisor. Some of the relevant processes and other corporate governance practices include:

•	A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates, must be approved by a majority of the independent directors. The Audit Committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

•	Our external advisor has a one-year contract, with an annual review by, and renewal subject to, the approval of our board of directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent directors, on an annual basis.

The Board’s Role in Risk Oversight

The board of directors oversees our stockholders’ and other stakeholders’ interest in the long-term health and the overall success of the Company and its financial strength.

The full board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its approval of all property acquisitions and all assumptions of debt, as well as its oversight of the Company’s executive officers and the control it has over our advisor. In particular, the board of directors may determine at any time to terminate the advisor, and must evaluate the performance of the Advisor, and re-authorize the Advisory Agreement, on an annual basis.

In addition, the Audit Committee reviews risks related to financial reporting. The Audit Committee discusses material violations of Company policies brought to its attention on an ad hoc basis, and once per year reviews a summary of the finance related violations. Additionally, the outcome of the Company’s Audit Risk assessment is presented to the Audit Committee annually; this assessment identifies internal control risks and drives the internal audit plan for the coming year. Material violations of the Company’s Code of Ethics and related corporate policies are reported to the Audit Committee as required, are reported to the full Board, if applicable.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our board of directors, our executive officers and our employees. The policy may be located on our website at www.colecapital.com by clicking on “Cole Credit Property Trust II, Inc. Enter Here For More Information” and then “Governance Docs.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors

Directors who are also officers or employees of the Company (only Mr. Cole, who is an officer but not an employee) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each non-employee director receives compensation for service on the board of directors and any of its committees as provided below.

Cash Compensation

We pay each of our independent directors:

•	an annual retainer of $25,000;

•	$2,000 for each board meeting attended in person;

•	$2,000 per committee meeting attended in person (committee chairpersons receive an additional $500 per committee meeting for serving in that capacity, up to a maximum of $3,000); and

•	$250 per board meeting attended by telephone conference.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

2004 Independent Directors’ Stock Option Plan

Under our 2004 Independent Directors’ Stock Option Plan (the “Plan”), we initially issued non-qualified stock options to purchase 5,000 shares of common stock to each independent director at an exercise price equal to $9.15 per share as of the date each independent director was elected as a director. We expect to issue additional options to purchase 5,000 shares to each independent director then in office in connection with each subsequent Annual Meeting of Stockholders, including the 2010 annual meeting, each with an exercise price equal to $9.10 per share during such time as we are offering shares to the public at $10.00 per share and thereafter at 100% of the then-current fair market value per share.

Fair market value is generally defined in the Plan to mean (1) the closing sales price on the immediately preceding date on which sales were reported if the shares are listed on a recognized stock exchange (or the mean between the bid and ask prices if no sales are reported on such date), or (2) the average closing dealer bid and ask price of a share as reflected on The Nasdaq Stock Market. However, in the absence of an established public trading market, our board of directors will determine fair market value in good faith.

We may not grant options at any time when the issuance of the shares underlying the grant, when combined with those issuable upon exercise of outstanding options or warrants granted to our advisor, directors, officers or any of their affiliates, would exceed 10% of our outstanding shares.

We have authorized and reserved a total of 1,000,000 shares for issuance under the Plan. If the number of outstanding shares is changed into a different number or kind of shares or securities through a reorganization or merger in which we are the surviving entity, or through a combination, recapitalization or otherwise, we will make an appropriate adjustment in the number and kind of shares that may be issued pursuant to exercise of the options.

We also will make a corresponding adjustment to the exercise price of the options granted prior to any change. Any such adjustment, however, will not change the total payment, if any, applicable to the portion of the options not exercised but will change only the exercise price for each share.

Options granted to independent directors under the Plan become exercisable on the first anniversary of the date of grant. Options granted under the Plan will lapse and no longer be exercisable on the first to occur of (1) the tenth anniversary of the date they are granted or (2) immediately following the date the director ceases to be a director for “Cause” as defined in the Plan. Options granted under the Plan may be exercised by payment of cash or through the delivery of shares of our common stock with a fair market value equal to the exercise price to be paid. The independent directors may not sell, pledge, assign or transfer their options other than by will or the laws of descent or distribution. No options issued under the Plan may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code.

The term of the Plan is ten years. Upon the earlier of our dissolution or liquidation, upon our reorganization, merger or consolidation with one or more corporations as a result of which we are not the surviving corporation, or upon the sale of all or substantially all of our properties, the Plan will terminate, and any outstanding options will be forfeited. Alternatively, the board of directors may provide in writing in connection with any such transaction for any or all of the following alternatives:

•	the assumption by the successor corporation of the options granted or the replacement of the options with options covering the stock of the successor corporation, or a parent or subsidiary of such corporation, with appropriate adjustments as to the number and kind of shares and exercise prices;

•	the continuance of the Plan and the options by such successor corporation under the original terms; or

•	the payment in cash or other property lieu of and in complete satisfaction of such options.

Equity Compensation Plan Information

The following table gives information about our equity compensation plans as of December 31, 2009:

	Number of Securities		Weighted-Average	Number of Securities
	to be Issued Upon		Exercise Price of	Remaining Available for
	Exercise of		Outstanding	Future Issuance Under
	Outstanding Options,		Options, Warrants	Equity Compensation
Plan Category	Warrants and Rights		and Rights	Plans

Equity compensation plans approved by security holders	45,000	(1)	$9.12	950,000	(2)
Equity compensation plans not approved by security holders	—		N/A	—

Total	45,000	(1)	$9.12	950,000	(2)

(1)	Represents options that were granted pursuant to our 2004 Independent Directors’ Stock Option Plan as of December 31, 2009. Options to purchase 35,000 shares were exercisable as of December 31, 2009.

(2)	All shares authorized for issuance pursuant to awards not yet granted under the 2004 Independent Directors’ Stock Option Plan.

Director Compensation Table

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2009:

Change in
Pension Value
and
				Non-Equity	Nonqualified
	Fees Earned	Stock	Option	Incentive Plan	Deferred	All Other
	or Paid	Awards	Awards	Compensation	Compensations	Compensation
Name	in Cash	($)	(1)($)	($)	Earnings	(2)($)	Total ($)

Christopher H. Cole	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Marcus E. Bromley	39,750	—	6,919	—	—	—	46,669
Elizabeth L. Watson	39,000	—	6,919	—	—	1,212	47,131

(1)	The value of option awards represents the amount of compensation cost recognized by the Company for financial statement purposes under ACS 718 as the aggregate grant date fair value.

(2)	Amount represents travel expense incurred by Mr. Bromley and Ms. Watson to attend various director meetings.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee served as an officer or employee of the Company or any of our subsidiaries during the fiscal year ended December 31, 2009 or formerly served as an officer of the Company or any of our subsidiaries. In addition, during the fiscal year ended December 31, 2009, none of our executive officers served as a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to the Company during and with respect to the fiscal year ended December 31, 2009 and/or written representations that no additional forms were required, the Company believes that its officers, directors and greater than 10% beneficial owners complied with these filing requirements in 2009, other than Ms. Watson, who did not timely file one Form 4 for one transaction whereby she purchased 2,500 shares of common stock.

Executive Officers

In addition to Christopher H. Cole, as of March 31, 2010, the following individuals currently serve as our executive officers:

D. Kirk McAllaster, Jr., 43, has served as our executive vice president and chief financial officer since October 2007. He has served as executive vice president and chief financial officer of Cole Advisors II since March 2007, and previously served as its vice president, finance from December 2005 until March 2007.

Mr. McAllaster has served as executive vice president and chief financial officer of Cole REIT I since October 2007, and has been a member of its board of directors since May 2008. He has served as executive vice president and chief financial officer of Cole Advisors since March 2007, and previously served as its vice president, finance from December 2005 until March 2007. Mr. McAllaster has served as executive vice president, chief financial officer, secretary and treasurer of Cole REIT III since its formation in January 2008. Mr. McAllaster has served as executive vice president and chief financial officer of Cole Advisors III since its formation in January 2008.

Mr. McAllaster has served as executive vice president, chief financial officer and treasurer of Cole Realty Advisors since September 2009 and previously served as executive vice president and chief financial officer from March 2007 until September 2009. Mr. McAllaster has served as executive vice president and chief financial officer of Cole Capital Partners and Cole Capital Advisors since March 2007 and previously served as vice president, finance for each Cole Capital Partners and Cole Capital Advisors from December 2005 to March 2007.

Prior to joining Cole in May 2003, Mr. McAllaster worked for six years with Deloitte & Touche LLP, most recently as audit senior manager. He has over 19 years of accounting and finance experience in public accounting and private industry. Mr. McAllaster received a B.S. degree from California State Polytechnic University — Pomona with a major in Accounting. He is a Certified Public Accountant licensed in the states of Arizona and Tennessee and is a member of the American Institute of CPAs and the Arizona Society of CPAs.

John M. Pons, 46, has served as our secretary since our formation in September 2004. He also served as a member of our board of directors from September 2004 until November 2004. Mr. Pons has served as executive vice president, general counsel and secretary of Cole Advisors II since September 2008, and previously served as its executive vice president, chief administrative officer, general counsel and secretary from October 2007 until September 2008, as its executive vice president, chief operating officer, general counsel and secretary from March 2007 until October 2007, as its senior vice president and general counsel from December 2005 until March 2007, as its senior vice president and counsel from August 2005 until December 2005 and as its vice president, counsel and secretary from September 2004 until August 2005.

Mr. Pons also has served as secretary for Cole REIT I and has been a member of its board of directors since its formation in March 2004. He has served as executive vice president, general counsel and secretary of Cole Advisors since September 2008, and previously served as its executive vice president, chief administrative officer, general counsel and secretary from October 2007 until September 2008, as its executive vice president, chief operating officer, general counsel and secretary from March 2007 until October 2007, as its senior vice president and general counsel from December 2005 until March 2007, as its senior vice president and counsel from August 2005 until December 2005 and as its vice president, counsel and secretary from March 2004 until August 2005. Mr. Pons has served as executive vice president, general counsel and secretary of Cole Advisors III since its formation in January 2008, and previously served as its chief operating officer from January 2008 until May 2008.

Mr. Pons has served as executive vice president, general counsel and secretary of Cole Realty Advisors since September 2008, and previously served as its executive vice president, chief administrative officer, general counsel and secretary from October 2007 until September 2008, as its executive vice president, chief operating officer and general counsel from March 2007 until October 2007, and as its senior vice president from January 2006 until March 2007.

He has served as executive vice president, general counsel and secretary of Cole Capital Advisors and Cole Capital Partners since September 2008, and previously served for each as its executive vice president, chief administrative officer, general counsel and secretary from October 2007 until September 2008, as its executive vice president, chief operating officer and general counsel from March 2007 until October 2007, as its senior vice president and general counsel from December 2005 until March 2007, as its senior vice president and counsel from August 2005 until December 2005, and as its vice president and counsel from September 2003 until August 2005.

Prior to joining Cole in September 2003, Mr. Pons was an associate general counsel and assistant secretary with GE Capital Franchise Finance Corporation since December 2001. Before attending law school, Mr. Pons was a Captain in the United States Air Force where he served from 1988 until 1992. Mr. Pons received a B.S. degree in Mathematics from Colorado State University and a M.S. degree in Administration from Central Michigan University before earning his J.D. (Order of St. Ives) in 1995 at the University of Denver.

Compensation of Executive Officers

Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers and has not included a Compensation Discussion and Analysis in this proxy statement.

Our executive officers are also officers of Cole Advisors II, our advisor, and its affiliates, including Cole Capital Corporation, the dealer-manager in our public offerings and Cole Realty Advisors, our property manager, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement, dealer manager agreement and property management and leasing agreement. We also reimburse Cole Advisors II for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor, dealer-manager and property manager, or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of March 31, 2010, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, our director nominee and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 206,005,935 shares of common stock outstanding as of March 31, 2010.

	Amount and Nature of
	Shares Beneficially Owned (1)
Name and Address of Beneficial Owner	Number	Percentage

Christopher H. Cole (2)	33,589	*

Marcus E. Bromley (3)	25,000	*

George N. Fugelsang	-	*

Elizabeth L. Watson (4)	27,500	*

D. Kirk McAllaster, Jr.	299	*

All officers and directors as a group (5 persons)	86,388	*

*	Represents less than 1% of the outstanding common stock.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following March 31, 2010. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Includes 20,000 shares owned by Cole Holdings Corporation and 13,589 shares owned by the Christopher H. Cole Generation Skipping Trust, for which Mr. Cole is the Trustee, for which Mr. Cole disclaims beneficial ownership. Mr. Cole is the sole stockholder of Cole Holdings Corporation and controls the voting and disposition decisions of Cole Holdings Corporation.

(3)	Includes 5,000 shares owned by Mr. Bromley pursuant to exercise of options and shares issuable upon exercise of options to purchase up to 20,000 shares of common stock, which are exercisable within 60 days of March 31, 2010.

(4)	Includes shares issuable upon exercise of options to purchase up to 25,000 shares of common stock, which are exercisable within 60 days of March 31, 2010.

(5)	Includes shares issuable upon exercise of options to purchase an aggregate of up to 45,000 shares of common stock, which are exercisable within 60 days of March 31, 2010.

AUDIT COMMITTEE REPORT

Independent Auditors

During the year ended December 31, 2009, Deloitte & Touche LLP (“Deloitte & Touche”) served as our independent auditors and provided certain tax and other services. Deloitte & Touche has served as our independent auditors since our formation. Deloitte & Touche representatives will be present at the 2010 Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. In addition, the Deloitte & Touche representatives will be available to respond to appropriate questions posed by any stockholders. The audit committee anticipates that it will engage Deloitte & Touche as our independent auditors to audit our financial statements for the year ending December 31, 2010. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

The audit committee reviewed the audit and non-audit services performed by Deloitte & Touche, as well as the fees charged by Deloitte & Touche for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte & Touche. The aggregate fees billed to us for professional accounting services, including the audit of Cole REIT II’s annual financial statements by Deloitte & Touche during the years ended December 31, 2009 and 2008, are set forth in the table below.

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Audit fees	$747,700	$1,332,300
Audit-related fees	80,750	31,890
Tax fees	263,977	243,328
All other fees	—	—

Total	$1,092,427	$1,607,518

For purposes of the preceding table, Deloitte & Touche’s professional fees are classified as follows:

•	Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte & Touche in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, and audits of acquired properties or businesses or statutory audits for our subsidiaries or affiliates.

•	Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC rules promulgated pursuant to the Sarbanes-Oxley Act of 2002.

•	Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees – These are fees for other permissible work performed that do not meet the above-described categories, including assistance with internal audit plans and risk assessments.

Pre-Approval Policies

The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The chairperson of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of Deloitte & Touche. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairperson of the audit committee in accordance with this policy are to be disclosed to the full audit committee at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche for the years ended December 31, 2009 and December 31, 2008 were pre-approved in accordance with the policies and procedures described above.

Report of the Audit Committee

Pursuant to the audit committee charter adopted by our board of directors, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The audit committee is composed of two independent directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2009 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.

The audit committee reviewed with Deloitte & Touche, which is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). The Audit Committee has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC.

The audit committee discussed with Deloitte & Touche the overall scope and plans for the audit. The audit committee meets periodically with Deloitte & Touche, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2009 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

The Audit Committee of the Board of Directors: Elizabeth L. Watson (Chairperson) Marcus E. Bromley

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2009. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair to the Company.

Advisory Agreement

We are party to an Advisory Agreement with Cole Advisors II whereby Cole Advisors II manages our day-to-day operations and for identifying and making investments on our behalf. In return, we pay to Cole Advisors II a monthly asset management fee equal to 0.02083% of the aggregate asset value of our assets and reimburse costs and expenses incurred by Cole Advisors II in providing asset management services. Such fees and expenses recorded for the year ended December 31, 2009 totaled approximately $8.4 million. We also pay to Cole Realty Advisors up to 2.0% of the contract purchase price of each property or asset that we acquire, along with reimbursement of acquisition expenses. Such payments for the year ended December 31, 2009 totaled approximately $4.0 million, all of which were fees. We also pay to Cole Advisors II a financing coordination fee equal to 1.0% of the amount available under any debt financing that we obtain and use for the acquisition of properties and other investments. Such payments for the year ended December 31, 2009 totaled approximately $2.1 million. We reimburse the expenses incurred by Cole Advisors II in connection with its provision of administrative services, including related personnel costs, subject to the limitation that we do not reimburse Cole Advisors II for any amount by which the operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of (i) 2.0% of average invested assets, or (ii) 25.0% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period. Such expenses recorded for the year ended December 31, 2009 totaled approximately $906,000. Additionally, for substantial assistance in connection with the sale of properties, we pay Cole Advisors II or its affiliates an amount equal to up to one-half of the brokerage commission paid on the sale of property, not to exceed 2.0% of the contract price of each property sold; provided, however, in no event may the real estate commissions paid to our advisor, its affiliates and unaffiliated third parties exceed the lesser of the competitive real estate commission or an amount equal to 6.0% of the contract sales price. No such payments were made for the year ended December 31, 2009.

Additionally, we are required to pay to Cole Advisors II performance fees based on a percentage of proceeds or stock value upon our sale of assets or the listing of our common stock on a national securities exchange, but only if, in the case of our sale of assets, our investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return or, in the case of the listing or quotation of our common stock, the market value of our common stock plus the distributions paid to our investors exceeds the sum of the total amount of capital raised from investors plus the amount of cash flow necessary to generate an 8.0% annual cumulative, non-compounded return to investors. In the event of a sale of our assets, after investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return, then we will pay to Cole Advisors II 10.0% of remaining net sale proceeds. Upon listing our common stock on a national securities exchange, we will pay to Cole Advisors II a fee equal to 10.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of cash flow necessary to generate an 8.0% annual cumulative, non-compounded return to investors.

Cole Advisors II has paid expenses in connection with our organization and our public offering of our common stock. Pursuant to the Advisory Agreement, we reimburse Cole Advisors II up to 1.5% of our gross offering proceeds with respect to those expenses. During the year ended December 31, 2009, we recorded approximately $525,000 for organization and offering expenses.

Our Advisory Agreement has a one-year term expiring May 29, 2010, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation to Cole Advisors II is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our charter. Upon termination of the Advisory Agreement, we may be required to pay to Cole Advisors II a performance fee similar to the performance fee described above if Cole Advisors II would have been entitled to a subordinated participation in net sale proceeds had the portfolio been liquidated (based on an independent appraised value of the portfolio) on the date of termination.

Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, indirectly owns 100% of the ownership and voting interests of Cole Advisors II. Mr. Cole also is the chief executive officer and president of Cole Advisors II. D. Kirk McAllaster, Jr., our executive vice president and chief financial officer, is the executive vice president and chief financial officer of Cole Advisors II. John M. Pons, our secretary, is the executive vice president, secretary and general counsel of Cole Advisors II.

Property Management and Leasing Agreement

We are party to a Property Management and Leasing Agreement with Cole Realty Advisors. Pursuant to the agreement, we pay to Cole Realty Advisors fees up to (i) 2.0% of gross revenues from our single-tenant properties and (ii) 4.0% of gross revenues from our multi-tenant properties, plus leasing commissions based upon the customary leasing commissions applicable to the geographic location of the property, subject to certain limits. We also reimburse Cole Realty Advisors’ costs of managing and leasing the properties. Such fees and expenses recorded for the year ended December 31, 2009 totaled approximately $5.9 million.

Our Property Management and Leasing Agreement has a one-year term expiring May 29, 2010, subject to an unlimited number of successive one-year renewals.

Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, indirectly owns 100% of the ownership and voting interests of Cole Realty Advisors. Mr. Cole also is the chief executive officer, president and treasurer of Cole Realty Advisors. D. Kirk McAllaster, Jr., our executive vice president and chief financial officer, is the executive vice president and chief financial officer of Cole Realty Advisors. John Pons, our secretary, is the executive vice president, general counsel and secretary of Cole Realty Advisors.

Dealer Manager Agreement

We were a party to a Dealer Manager Agreement with Cole Capital Corporation, the dealer manager in our public offerings. We paid to Cole Capital Corporation 7.0% of the gross offering proceeds from the offerings of our securities, except that no selling commissions were paid on shares sold under our distribution reinvestment plan. Cole Capital Corporation reallowed all of the selling commission to participating broker-dealers. The commission was subject to certain discounts based on the volume of securities sold to individual investors. Cole Capital Corporation also waived the selling commission with respect to shares sold by an investment advisory representative. In addition, Cole Capital Corporation received up to 1.5% of gross proceeds from our public offerings, before reallowance to participating broker-dealers, as a dealer-manager fee. Cole Capital Corporation, in its sole discretion, reallowed a portion of its dealer-manager fee to such participating broker-dealers as a marketing and due diligence expense reimbursement, based on such factors as the volume of shares sold by such participating broker-dealers and marketing support incurred as compared to those of other participating broker-dealers. We did not pay a dealer manager fee for shares purchased through our distribution reinvestment plan. During the year ended December 31, 2009, we did not pay any amounts to Cole Capital Corporation for selling commissions or dealer manager fees.

Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, indirectly owns 100% of the ownership and voting interests of Cole Capital Corporation. Mr. Cole also is the sole director of Cole Capital Corporation.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the 2011 annual meeting must be received by our secretary John M. Pons, at our offices no later than December 15, 2010, and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2011 annual meeting, whether or not the proposal is intended to be included in the 2010 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, John M. Pons, at our offices no earlier than December 17, 2010 and no later than January 16, 2011. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

A copy of the Company’s 2009 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.colecapital.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

/s/  JOHN M. PONS
John M. Pons
Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

The Board of Directors recommends you vote “FOR ALL NOMINEES LISTED” IN PROPOSAL 1.
IF YOU AUTHORIZE YOUR PROXY BY MAIL, PLEASE RETURN ONLY THIS PROXY CARD IN THE ATTACHED SELF-ADDRESSED, STAMPED ENVELOPE. DO NOT RETURN THE PROXY STATEMENT. IF YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY CARD MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE. DO NOT RETURN THIS PROXY CARD IF YOU AUTHORIZE YOUR PROXY BY INTERNET OR TELEPHONE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 26, 2010.
THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.colecapital.com.
PROXY FOR 2010 ANNUAL MEETING OF STOCKHOLDERS
OF COLE CREDIT PROPERTY TRUST II, INC.
MAY 26, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder hereby appoints D. Kirk McAllaster, Jr. and John M. Pons, and each of them, as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Credit Property Trust II, Inc., on behalf and in the name of the undersigned, to attend the Annual Meeting of Stockholders of Cole Credit Property Trust II, Inc. to be held on May 26, 2010, at 9:00 a.m. local time at the company’s offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016, and at any adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this card, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, the proxy statement and the annual report, the terms of each of which are incorporated herein by reference.
When this proxy card is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed herein. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR ALL NOMINEES LISTED” in Proposal 1. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn or postpone the meeting.

INTERNET		TELEPHONE		MAIL

http://www.dfking.com/ccptII		1-800-628-8536

•	Go to the website address listed	•	Use any touch-tone telephone	•	Mark, sign and date your proxy card
	above	•	Have your proxy card available	•	Detach your proxy card
•	Have your proxy card available	•	Follow the recorded instructions	•	Return your proxy card in the
•	Follow the instructions that				postage-paid envelope provided to
	appear on your computer screen				D.F. King & Co., Inc.
Wall Street Station
P. O. Box 1163
New York, New York 10269-0013

	FOR ALL	FOR ALL	WITHHELD FOR
	NOMINEES	OTHER THAN	ALL
	LISTED	THOSE LISTED
PROPOSAL 1: Election of Directors for the term specified in the Proxy Statement:	☐	☐	☐
Christopher H. Cole
Marcus E. Bromley
George N. Fugelsang
WITHHELD: (Write name(s) of nominee(s) below).

IN THEIR DISCRETION, to act upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

WILL ATTEND
If you plan to attend the Annual Meeting of Stockholders, please mark the WILL ATTEND box.	☐
Dated:                     , 2010

Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

*

Name of Stockholder (Print)

*	Signature

Signature (if held jointly)

*	By (if entity):

*	Title (if entity):
YOUR PROXY, WHETHER BY INTERNET, TELEPHONE OR MAIL, MUST BE RECEIVED BY
THE COMPANY OR ITS PROXY SOLICITOR NO LATER THAN 9:00 A.M. LOCAL TIME
ON MAY 26, 2010 TO BE INCLUDED IN THE VOTING RESULTS